SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2005

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 27, 2005, Salix Pharmaceuticals, Ltd. issued a press release announcing that it will report first quarter ended March 31, 2005 financial results before the market opens on Wednesday, May 11, 2005. A copy of this press release is attached as Exhibit 99.1.

Additionally, on April 27, 2005, Salix Pharmaceuticals, Ltd. issued a press release announcing that it will present at the Rodman & Renshaw Techvest 2nd Annual Global Healthcare Conference in Paris, France on Wednesday, May 4 at 8:20 a.m. (2:20 a.m. ET). A copy of this press release is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated April 27, 2005.

99.2	Press release dated April 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: April 27, 2005
/s/ Adam C. Derbyshire
Adam C. Derbyshire
Senior Vice President and Chief Financial Officer